Voya Insurance and Annuity Company

Prospectus Supplement Dated June 29, 2018

This prospectus supplement updates certain information in your prospectus for the variable insurance products issued by Voya Insurance and Annuity Company. Please read this supplement carefully and keep it with your prospectus for future reference.

On December 20, 2017, Voya Financial, Inc. (“Voya”), the ultimate parent company of Voya Insurance and Annuity Company (“VIAC”) and Directed Services LLC (“DSL”), announced that it had entered into an agreement (the “Agreement”) through which VA Capital Company LLC, a newly formed Delaware limited liability company (“VA Capital”), would acquire all of the shares of the capital stock of VIAC and DSL.  The conditions specified in the Agreement were met and the required regulatory approvals were obtained, and the transaction was completed and closed effective June 1, 2018.  The transaction does NOT change the terms, features and benefits of your variable insurance product issued by VIAC.

VA Capital is an insurance holding company formed by affiliates of Apollo Global Management LLC and Athene Holding Ltd.  Reverence Capital Partners, L.P., Crestview Advisors, L.L.C. and Voya are also investors in VA Capital.

X.VIAC-18A                                                                                                                                                    June 2018